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                                                                 EXHIBIT 10.1(f)

                     COLLATERAL PLEDGE AND ESCROW AGREEMENT
                                  ($1,000,000)

     THIS COLLATERAL PLEDGE AND ESCROW AGREEMENT (the "Agreement") is made as of this ___ day of December, 2000, by and among FLAGLER ON THE PARK, INC., a Florida corporation ("FOTP"), FLAGLER MUTINY BAY, INC., a Florida corporation ("FMB"), SPECTRO REALTY, INC., a Delaware corporation ("Spectro") (FOTP, FMB and Spectro are hereinafter referred to individually as a "Partner" and collectively as the "Partners"), MUTINY ON THE PARK, LTD., a Florida limited partnership (the "Debtor"), SONESTA COCONUT GROVE, INC., a Florida corporation (the "Secured Party"), and GUNSTER, YOAKLEY & STEWART, P.A., a professional association (the "Escrow Agent"), each with an address as set forth in Section 5 hereof.

     FOR AND IN CONSIDERATION of the sum of Ten ($10.00) Dollars each to the other in hand paid, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree upon the following terms and condition:

                                    T E R M S

     1. CREATION OF THE SECURITY INTEREST. To induce the Secured Party to extend credit to the Debtor, which indebtedness is evidenced by a promissory note by Debtor in the amount of One Million and No/100 Dollars (1,000,000.00) plus interest thereon (the "Note"), which Note is attached hereto as EXHIBIT "B" and incorporated herein by this reference, and to secure the prompt payment and performance of Debtor's obligations under the Note and all reasonable costs, fees, charges, expenses, including attorneys' fees incurred in enforcing the Note (collectively the "Obligations"), the Partners (who hereby warrant and represent to the Secured Party that they collectively own 100% of the partnership interests in the Debtor as set forth in EXHIBIT A attached hereto) hereby grant to Secured Party a continuing security interest in the collateral described in paragraph 2 hereof (the "Collateral").

     2. COLLATERAL. The Collateral under this Agreement is the partnership interests in the Debtor owned by each Partner and as more particularly set forth in the attached hereto EXHIBIT "A" and incorporated herein by this reference (the "Interests"). Each Partner has executed and delivered, in escrow, an Assignment of Partner's Interest (individually an "Assignment" and collectively the "Assignments"), which Assignments have been deposited with Escrow Agent contemporaneously with the execution of this Agreement.

     3. DEFAULT. A default ("Default") under this Agreement shall exist upon the occurrence of

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any one or more of the following: (a) any payment required to be made in connection with the Note, the Obligations or this Agreement shall not be made when due, and Debtor or the Partners shall fail to cure such default within fifteen (15) days of receipt of written notice of the same; (b) the breach by Debtor or the Partners of any other term, obligation or condition of this Agreement or the Note, and the failure of Debtor or the Partners to remedy the same within thirty (30) days of written notice by Secured Party advising of such lack of compliance, provided, however, that if such default cannot be remedied within such thirty (30) day period, Debtor or the Partners shall be permitted additional time to effect such cure so long as the Debtor or the Partners shall have promptly commenced and shall diligently prosecute such cure and the same is capable of being cured; (c) the filing by Debtor or the Partners of any voluntary petition seeking liquidation, reorganization, arrangement, readjustment of debts or for any other relief under the U.S. Bankruptcy Code or under any other act or law pertaining to insolvency or debtor relief, whether state, federal or foreign, now or hereafter existing; or (d) the filing against Debtor or the Partners of any involuntary petition seeking liquidation, reorganization, arrangement, readjustment of debts or for any other relief under the U.S. Bankruptcy Code or under any other act or law pertaining to insolvency or debtor relief, whether state, federal or foreign, now or hereafter existing, and the failure of the same to be dismissed within ninety (90) days of the filling thereof.

     4. REMEDIES OF SECURED PARTY ON DEFAULT. Upon the occurrence of a Default hereunder, the Secured Party shall have all rights and remedies at law or in equity, including, without limitation those remedies provided by the Uniform Commercial Code in the State of Florida which include (among others) the right to sell the Collateral at public or private sale and to become the purchaser of the Collateral at any such sale, free and clear of any claim, right or equity of redemption, all of which are expressly waived and released by the Partners. For purposes of any notice required to be given to dispose of all or any part of the Collateral, seven (7) days' notice computed from the date of the giving of such notice shall be reasonable and adequate.

     5. NOTICE. Any notice required to be given to any of the parties hereto shall be effective when received and shall be made by: (a) first class postage prepaid, registered or certified mail, return receipt requested, or (b) overnight courier, provided delivery is evidenced by a written receipt, at the following addresses or such other addresses as the parties may hereafter designate in writing:

          To Secured Party:   SONESTA COCONUT GROVE, INC.
                              c/o Sonesta International Hotels Corporation
                              200 Clarendon Street
                              Boston, Massachusetts 02116
                              Attention:  Office of the Treasurer

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          To Partners:        FLAGLER ON THE PARK, INC.
                              2951 S. Bayshore Drive, Suite 217
                              Miami, Florida  33133
                              Attention: President

                              FLAGLER MUTINY BAY, INC.
                              2951 S. Bayshore Drive, Suite 217
                              Miami, Florida  33133
                              Attention: President

                              SPECTRO REALTY, INC.
                              C/O Stephen Rasch, Esq.
                              Loeb, Block & Partners
                              505 Park Ave., 9th Floor
                              New York, NY 10022

          To Debtor:          MUTINY ON THE PARK, LTD.
                              2951 S. Bayshore Drive, Suite 217
                              Miami, Florida  33133
                              Attention: General Partner

          To Escrow Agent:    Gunster, Yoakley & Stewart, P.A.
                              500 East Broward Boulevard, Suite 1400
                              Fort Lauderdale, FL 33394
                              Attention: Andrew S. Robins, Esq.

     6. RECEIPT OF COLLATERAL BY ESCROW AGENT. Escrow Agent hereby acknowledges receipt of the Assignments, as Collateral. Escrow Agent further agrees to hold the Assignments as Collateral hereunder and serve as Escrow Agent subject only to the terms of this Agreement. No implied duties or obligations shall be read into this Agreement against Escrow Agent.

     7. RELEASE AND DELIVERY OF ASSIGNMENT.

          7.1 The Escrow Agent shall release and deliver the Assignments to:

                   8.1.1 each Partner, with respect to its separate Assignment,

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                         immediately upon receipt of written notice from the
                         Secured Party (but signed by both the Secured Party and the Partners) that the Note has been paid in full, that any applicable preference periods under applicable federal and state bankruptcy law have expired, that no petition has been filed by or against the Partners or the Debtor pursuant to applicable federal or state bankruptcy law, and directing that the Assignments be delivered to the Partners, or

                   8.1.2 each Partner, with respect to its separate Assignment, on the tenth (10th) business day after receipt of written notice (signed only by the Partners) that the Note has been paid in full, that any applicable preference periods under applicable federal and state bankruptcy law have expired, that no petition has been filed by or against the Partners or the Debtor pursuant to applicable federal or state bankruptcy law, and directing that the Assignments be delivered to the Partners but only if (in the interim) the Secured Party has not given the Escrow Agent written notice that any of the foregoing conditions have not been satisfied, or

                   8.1.3 Secured Party immediately upon receipt of written
                         notice (signed by the Secured Party and Debtor) that the Note is in Default and directing that the Assignments be delivered to the Secured Party, or

                   7.1.4 Secured Party on the tenth (10th) business day after the receipt of written notice (signed only by the Secured Party) that the Note is in default and directing that the Assignments be delivered to the Secured Party but only (if in the interim) the Debtor or the Partners have not given written notice to the effect that the Note is not in Default.

               7.2 Upon delivery of the Assignments to Secured Party pursuant to section 7.1.3 or 7.1.4 hereof, Secured Party (or its permitted assignee(s) hereunder) shall accept the Assignments, at which point the Assignments shall become effective. If the Escrow Agent has received

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                    notice under subparagraph 7.1 above signed only by one
                    party, the Escrow Agent shall immediately notify the non-signing parties, by both telephone and in writing, to the effect that the other party has given written notice directing that the Assignments be released from escrow on the basis that the Note has been paid in full (and that any applicable preference periods under applicable federal and state bankruptcy law have expired and no petition has been filed by or against the Partners or the Debtor pursuant to applicable federal or state bankruptcy law), or a Default exists under the Note, as the case may be.

               7.3 The Escrow Agent shall act as depository only and shall be obligated to perform only the duties that are expressly set forth herein. Escrow Agent shall not be under any obligation to take any legal action in connection with the enforcement of this Agreement. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statements or assertions contained in such writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner of execution or validity of any written instructions delivered to it, the sufficiency of the title to the property to be conveyed, nor as to the identity, authority, or rights of any person executing the same. The duties of the Escrow Agent shall be limited to the safekeeping of the Assignments and to disbursements of same in accordance with the written instructions described herein. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein, and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. Upon the Escrow Agent's delivery of the Assignments in accordance with the provisions hereof, the escrow shall terminate, and the Escrow Agent shall thereafter be released of all liability hereunder.

               8.1 The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the

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                    opinion of such counsel. The Escrow Agent shall otherwise
                    not be liable for any mistakes of fact or error of judgement, or for any acts or omissions of any kind unless caused by its willful misconduct or gross negligence, and the parties hereto (jointly and severally) agree to indemnify and hold the Escrow Agent harmless from any claims, demands, causes of action, liability, damages, judgements, including the cost of defending any action against it, together with any reasonable attorney's fees incurred therewith, in connection with Escrow Agent's undertaking pursuant to the terms and conditions of this Escrow Agreement, unless such act or omission is a result of the willful misconduct or gross negligence of the Escrow Agent. The Escrow Agent shall be vested with a lien on all property deposited hereunder, for indemnification, for attorneys' and accountants' fees, court costs, and any and all expenses regarding any suit, interpleader or otherwise, or any other expenses, fees or charges of any character or nature which may be incurred by said Escrow Agent by reason of disputes arising among the parties or by any one of them to this escrow as to the correct interpretation of this Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of said Escrow Agent, regardless of the instructions aforesaid, to hold the Collateral and Assignment until and unless all of said expenses, fees and charges shall be fully paid to the Escrow Agent.

               8.2 In the event of disagreement about the interpretation of this Agreement, or about the rights and obligations or the propriety of any action contemplated by the Escrow Agent hereunder, Escrow Agent may, at its sole discretion, file an action in interpleader to resolve the said disagreement. The parties hereby agree to jointly and severally indemnify and hold Escrow Agent harmless from any fine, penalty, loss, or liability arising out of or related to this Agreement, and for all costs and expenses, including the fees and expenses of counsel, incurred in connection with such Escrow Agent's performance of the Escrow Agent's duties hereunder, except in case of such Escrow Agent's own gross negligence or willful misconduct; including reasonable attorney's fees, in connection with the aforesaid interpleader action.

               8.1 The Escrow Agent may resign at any time upon the giving of thirty (30)

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                    days written notice to the Secured Party, the Partners and
                    Debtor. Within said thirty (30) day period, the Secured Party and Debtor shall have the sole right to appoint by a writing signed by both parties, a successor Escrow Agent upon notice to the Escrow Agent. Thereupon, the Assignment may be transferred from the Escrow Agent to the successor Escrow Agent. If a successor Escrow Agent is not appointed by them within thirty (30) days after notice of registration, the Escrow Agent may name a successor Escrow Agent, and the Escrow Agent herein shall be fully relieved of all liability under this Agreement to any and all parties, upon the transfer of, and due accounting for, the escrow deposits to the successor Escrow Agent designated either by the Secured Party and Debtor or appointed by the Escrow Agent.

               8.2 Nothing contained herein or any performance by the Escrow Agent or any party hereunder shall impair or affect Escrow Agent's ability and full right and authority to represent the Debtor in connection with any matter (including, without limitation, any interpleader action instituted by the Escrow Agent arising from this Agreement), whether or not related to the subject matter hereof, nor shall Escrow Agent's agreement to act as Escrow Agent hereunder create any impropriety or conflict of interest (or any appearance thereof) in connection with Escrow Agent's representation of the Debtor. For the purposes of avoidance of any doubt, Secured Party hereby expressly waives any claim of conflict of interest against Escrow Agent arising from its status as escrow agent hereunder.

8.   MISCELLANEOUS.

               8.1 The terms "Secured Party," "Partners" and "Debtor," as used in this Agreement shall include their respective transferees, heirs, legal representatives, successors and assigns. Secured Party shall have the right to assign this Agreement (including, without limitation, any specific rights herein) to any affiliate of the Secured Party or any entity controlled by the Secured Party without the consent of, or notice to, the Partners or Debtor.

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               8.2  If either the Secured Party, the Partners or the Debtor is required to enforce or defend under this Agreement, all of the costs incurred by the Secured Party, Partners or the Debtor, as the case may be, including reasonable attorney's fees, shall be paid by the non-prevailing party. All costs and expenses of the Escrow Agent hereunder shall be paid by both the Debtor and the Secured Party in equal amounts, provided that if any of such costs and/or expenses of the Escrow Agent are incurred as a result of actions of any party hereto which are contrary to the terms of this Agreement, such party shall be responsible for such costs and/or expenses.

               8.3 Upon payment or other satisfaction in full of all Obligations of the Debtor to the Secured Party and the expiration of any applicable preference periods under applicable federal and state bankruptcy law provided that no petition has been filed by or against the Partners or the Debtor pursuant to applicable federal or state bankruptcy law, the security interest herein granted shall terminate and Secured Party shall cause the transfer and delivery of the Assignments held by Escrow Agent hereunder to each of the Partners to whom each Assignment relates free and clear of this Agreement and the security interest granted hereunder.

               8.4 Wherever used herein, the singular shall include the plural and the plural shall include the singular, and the use of the masculine, feminine or neuter gender shall include the use of any other gender where applicable.

               8.5 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

               8.6 If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and such term and provision of this Agreement shall be valid

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                    and be enforceable to the fullest extent provided by law.

               8.7 This Agreement, the Note, and all other documents to which reference is made herein, constitute the entire and complete Agreement of the parties hereto, and supersede any prior agreements, arrangements or understandings relating to the subject matter hereof, and may not be amended, modified, superseded or canceled unless in writing and executed by the Debtor, Secured Party, and Escrow Agent; or, in the case of a party waiving compliance, executed by the waiving party and shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective heirs-at-law, legatees, distributees, executors, administrators, successors and assigns and other legal representatives. Any agreement hereafter made shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, waiver, release discharge, termination or the effecting of the abandonment is sought.

               8.8 The parties hereto agree that they will execute and/or endorse and deliver to the others any documents reasonably requested by the others including but not limited to any financing statement required to perfect Secured Party's security interest and do all other things which are or may become necessary to fully effectuate the intent of this Agreement. Simultaneously with the execution of this Agreement, the Debtor, the Partners and the Secured Party shall execute a UCC-1 financing statement, which shall be filed with the Florida Secretary of State and any other office, as appropriate to perfect Secured Party's security interest in the Collateral.

               8.9 This Agreement shall be governed by and in all respects construed in accordance with the laws of the State of Florida.

               8.10 The parties hereto agree that, in the event of a breach by any party of any of the terms and conditions of this Agreement, the calculation of money damages would be impossible or difficult of determination. The parties hereby specifically agree that in the event of any actual,

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                    pending or threatened breach of such terms and conditions, each party shall have the right to seek any and all equitable relief as it, in its sole discretion, may determine, including, but not by way of limitation, the right of a temporary or permanent order restraining any action contrary to the provisions of this Agreement or to the intention of the parties represented herein. Any party against whom such action or proceeding is brought hereby waives the claim or defense therein that such party bringing any such action or proceeding is brought shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

     IN WITNESS WHEREOF, the parties hereto and the Escrow Agent have entered into this Agreement on the date first set forth above.

                                       SECURED PARTY:

                                       SONESTA COCONUT GROVE, INC.

                                       By: /s/
                                              --------------------------
                                       Name:
                                              --------------------------
                                       Title:
                                              --------------------------

                                       DEBTOR:

                                       MUTINY ON THE PARK, LTD.

                                       By:  Flagler on the Park, Inc., its sole
                                            general partner

                                               By: /s/ Ricardo Dunin
                                                      -------------------------
                                                       Ricardo Dunin, President

                                       THE PARTNERS:

                                       FLAGLER ON THE PARK, INC.

                                       By: /s/ Ricardo Dunin
                                              ---------------------------------
                                               Ricardo Dunin, President

                                       FLAGLER MUTINY BAY, INC.

                                       By: /s/ Ricardo Dunin
                                              ---------------------------------
                                               Ricardo Dunin, President

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                                       SPECTRO REALTY, INC.

                                       By: /s/
                                              --------------------------
                                       Name:
                                              --------------------------
                                       Title:
                                              --------------------------

                                       ESCROW AGENT:

                                       GUNSTER, YOAKLEY & STEWART, P.A.

                                       By: /s/
                                              --------------------------
                                       Name:
                                              --------------------------
                                       Title:
                                              --------------------------

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                                   EXHIBIT "A"

          PARTNER                       PERCENTAGE INTEREST

          Flagler on the Park, Inc.     1% (General Partner)

          Flagler Mutiny Bay, Inc.      52.625% (Limited Partner)

          Spectro Realty, Inc.          46.375% (Limited Partner)

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